Leonard W. Burningham
                              Lawyer
                    Hermes Building, Suite 205
                        455 East 500 South
                    Salt Lake City, Utah 84111
                     Telephone (801) 363-7411
                        Fax (801) 355-7126
                    e-mail lwb@burninglaw.com



Bikini Team International, Inc.
4685 S. Highland Drive #202
Salt Lake City, Utah 84117

Interwest Transfer Co.
1981 E. Murray-Holladay Rd.
P. O. Box 17136
Salt Lake City, Utah 84117

Re: Registration of the common stock that is outstanding and the common stock into which the outstanding preferred stock of the Bikini Team International, Inc.
          (the "Company") that are owned by Victoria Jenson

Dear Ladies and Gentlemen:

          In consideration of the Company agreeing to file a Registration Statement with the United States Securities and Exchange Commission covering the resale of the "restricted securities" outlined below at no cost to the undersigned person within 90 days of the undersigned holder of securities request, and to pursue the effectiveness of such Registration Statement with the Company's "best efforts," the undersigned person agrees as follows:

          (1) That the following stock certificates and the shares of common stock that are represented thereby or into which the preferred stock can be converted shall not be publicly sold unless and until: (i) there is a Registration Statement filed with the United States Securities and Exchange Commission covering the said shares of common stock, which has become effective; or (ii) the United States Securities and Exchange Commission has provided a "no action" letter which indicates that registration prior to resale of the said shares of common stock is not required under Section 5 of the Securities Act of 1933, as amended (the "Securities Act"), as there is an available exemption for the resale of these securities by the undersigned; or (iii) there is a finding by a United States District Court having original jurisdiction or a state court having concurrent jurisdiction regarding the Securities Act, to the effect that the said shares of common stock can be resold by the undersigned person or her successors without registration under the Securities Act.

          (2) The undersigned person agrees and does hereby advise Interwest Transfer, the transfer and registrar for the common stock of the Company and one to the addressees of this Letter Agreement that Interwest Transfer is hereby authorized to place a restriction on the stock certificates referred herein below on their presentation, reflecting the terms and conditions of this Letter Agreement, and that Interwest Transfer shall make appropriate notations in the transfer records maintained for and on behalf of the Company to the effect that the following stock certificates have "stop transfer" instructions until one of the foregoing conditions has been met.

          (3) The undersigned shall promptly courier to Interwest Transfer the following stock certificates for the imprinting of an appropriate legend reflecting this Letter Agreement. The stock certificates subject to this Letter Agreement are as follows:

                                    Stock         Number of
Name and Address              Certificate No.     Shares

Victoria Jenson                         1035      580,000-Common
4685 S. Highland Drive #202             1          50,000-Preferred
Salt Lake City, Utah 84117



Date: 6/18/03                       /s/Victoria Jenson
     --------                       ------------------------
                              Victoria Jenson

                              Bikini Team International, Inc.


Date: 6/18/03                 By/s/Victoria Jenson
     --------                       --------------------------
                              Victoria Jenson, President